                                                                  EXHIBIT 10.4

                         SUBSIDIARY GUARANTEE AGREEMENT dated as of September
                    17, 1996, among each of the subsidiaries listed on Schedule I hereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of PREMIUM STANDARD FARMS, INC., a Delaware corporation (the "Company"), MORGAN STANLEY GROUP INC., a Delaware corporation, as Initial Purchaser (the "Initial Purchaser") for its benefit and the benefit of the other Purchasers and holders of Notes (as defined in the Note Purchase Agreement referred to below).

     Reference is made to the Note Purchase Agreement dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among PSF Holdings, L.L.C., a Delaware limited liability company (the "Guarantor"), the Company, and the Initial Purchaser. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement.

     The Purchasers have agreed to purchase Notes from the Company pursuant to, and upon the terms and conditions specified in, the Note Purchase Agreement. Each Subsidiary Guarantor is a Subsidiary of the Company and acknowledges that it will derive substantial benefit from the purchases of the Notes by the Purchasers. The obligations of the Purchasers to purchase Notes are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a Subsidiary Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Purchasers to purchase Notes, the Subsidiary Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, as a primary obligor and not merely as a surety, (a) the full and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes issued by the Company pursuant to the Note Purchase Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Obligors to the Purchasers and holders of Notes under the Note Purchase Agreement and the other Note Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Obligors under or pursuant to the Note Purchase Agreement and the other Note Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under the Bankruptcy Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor under any Guarantee of senior unsecured Debt or Debt subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Subsidiary Guarantor pursuant to applicable law.

     SECTION 2. Obligations Not Waived; No Discharge or Diminishment of Guarantee. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest to the Company of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the Obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of any Purchaser or holder of Notes to assert any claim or demand or to enforce or exercise any right or remedy against the Company or any other guarantor under the provisions of the Note Purchase Agreement, any other Note Document or any other agreement, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Note Document, any Guarantee or any other agreement, (c) any default, failure or delay, wilful or otherwise, in the performance of the Obligations, (d) any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations), (e) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of any Purchaser or holder of Notes, (f) any invalidity or unenforceability relating to or against the Company for any reason of the Note Purchase Agreement, any Note Documents or any Note, or any law purporting to prohibit payment by the Company of the principal of or interest on any Note or (g) any change in the corporate existence, structure or ownership of the Company, or any subsequent insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or its assets.

     SECTION 3. Security. Each Subsidiary Guarantor authorizes each of the Purchasers and holders of Notes, to (a) take and hold security for the payment of this Guarantee

                                                                        3
and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other Obligors.

     SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Initial Purchaser or any other Purchaser or holder of Notes to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Initial Purchaser or any Purchaser or holder of Notes in favor of the Company or any other person.

     SECTION 5. Defenses of Company Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Company or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company, other than the final payment in full in cash of the Obligations. The Initial Purchaser and the other Purchasers and holders of Notes may, at their election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Company or any other guarantor or exercise any other right or remedy available to it against the Company or any other guarantor, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Obligations have been fully and finally paid in cash. Pursuant to applicable law, each Subsidiary Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Company or any other Subsidiary Guarantors or guarantors, as the case may be, or any security.

     SECTION 6. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Initial Purchaser or any other Purchaser or holder of Notes has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company or any other Obligor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Purchasers and holders of Notes in cash the amount of such unpaid Obligations. Upon payment by any Subsidiary Guarantor of any sums to any Purchaser or holder of Notes as provided above, all rights of such Subsidiary Guarantor against the Company arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Obligations. In addition, any indebtedness of the Company now or hereafter held by any Subsidiary Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Subsidiary Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Company, such amount shall be held in trust for the benefit of the Purchasers and holders of Notes and shall forthwith be turned over to the Purchasers and holders of the

Notes in the exact form received by such Subsidiary Guarantor to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Note Documents.

     SECTION 7. Information. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Company's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that any Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Purchasers and holders of Notes will have any duty to advise any Subsidiary Guarantor of information known to it regarding such circumstances or risks.

     SECTION 8. Representations and Warranties. Each Subsidiary Guarantor represents and warrants that all representations and warranties relating to it contained in the Note Purchase Agreement are true and correct. Furthermore, each Subsidiary Guarantor represents and warrants that it is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified to do business in, and is in good standing under, the laws of every jurisdiction in which it is required to be so qualified except where the failure so to qualify would not result in a Material Adverse Effect.

     SECTION 9. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been paid in full in cash and the Purchasers have no further commitment to purchase Notes under the Note Purchase Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Purchaser or holder of Notes or each Subsidiary Guarantor upon the bankruptcy or reorganization of the Company, each Subsidiary Guarantor or otherwise.

     SECTION 10. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Subsidiary Guarantor or the Initial Purchaser that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to each Subsidiary Guarantor when a counterpart hereof executed on its behalf shall have been delivered to the Initial Purchaser, and a counterpart hereof shall have been executed on behalf of the Initial Purchaser, and thereafter shall be binding upon such Subsidiary Guarantor and the Initial Purchaser and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Initial Purchaser and the other Purchasers and holders of Notes, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void).

     SECTION 11. Waivers; Amendment. (a) No failure or delay of any Purchaser or holder of Notes in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Initial Purchaser hereunder and of the Purchasers and holders of Notes under the other Note Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between each Subsidiary Guarantor and the Majority Holders (except as otherwise provided in the Note Purchase Agreement).

     SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 13. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Note Purchase Agreement. All communications and notices hereunder to each Subsidiary Guarantor shall be given to it at its address set forth on Schedule I hereto, with a copy to the Company.

     SECTION 14. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by any Subsidiary Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Note Document shall be considered to have been relied upon by the Initial Purchaser and the other Purchasers and holders of Notes and, except for any terminations, amendments or modifications thereof in accordance with the terms hereof, shall survive the purchase by the Purchasers of the Notes regardless of any investigation made by the Purchasers and holders of Notes or on their behalf, and, except for any termination, amendments or modifications thereof in accordance with the terms hereof, shall continue in full force and effect as long as the principal of or any accrued interest on any Note or any other fee or amount payable under this Agreement or any other Note Document is outstanding and unpaid and the Purchasers have no further commitment to purchase Notes under the Note Purchase Agreement.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Note Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10 of this Agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 16. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Note Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Initial Purchaser or any other Purchaser or holder of Notes may otherwise have to bring any action or proceeding relating to this Agreement or the other Note Documents against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Note Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13 of this Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER NOTE DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTE DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

     SECTION 18. Additional Guarantors. Pursuant to Section 6.11(c) of the Note Purchase Agreement, each Subsidiary (other than an Inactive Subsidiary) of the Company that was not in existence or not such a Subsidiary on the date of the Note Purchase Agreement is required to enter into this Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary (or upon ceasing to be an Inactive Subsidiary). Upon execution and delivery after the date hereof by the Initial Purchaser and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

     SECTION 19. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Purchaser or holder of Notes is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply, any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Purchaser or holder of Notes to or for the credit or the account of any Subsidiary Guarantor against any or all its obligations now or hereafter existing under this Agreement and the other Note Documents held by such Purchaser or holder of Notes, irrespective of whether or not such Purchaser or holder of Notes shall have made any demand under this Agreement or any other Note Document and although such obligations may be unmatured. In the event a Purchaser or holder of Notes shall exercise its right of setoff pursuant to this Section 19, such Purchaser or holder of Notes shall promptly notify such Subsidiary Guarantor of such setoff and the application of the proceeds thereof, provided, that the failure to give such notice shall not affect the validity of such setoff and the application of the proceeds thereof. The rights of each Purchaser or holder of Notes under this Section 19 are in addition to other rights and remedies (including other rights of setoff) which such Purchaser or holder of Notes may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        EACH OF THE SUBSIDIARIES LISTED ON
                                        SCHEDULE I HERETO,

                                        By /s/ W.R. Patterson
                                           ----------------------------------
                                           Name:
                                           Title:


                                        MORGAN STANLEY GROUP INC., as Initial
                                        Purchaser,

                                        By /s/ Philip N. Duff
                                           ----------------------------------
                                           Name: Philip N. Duff
                                           Title: Chief Financial officer

                                                                   SCHEDULE I TO
                                                                  THE SUBSIDIARY
                                                             GUARANTEE AGREEMENT




     Reference is made to the Subsidiary Guarantee Agreement dated as of September 17, 1996 among each of the subsidiaries listed on this Schedule I (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of PREMIUM STANDARD FARMS, INC., a Delaware corporation (the "Company"), and MORGAN STANLEY GROUP INC., a Delaware corporation ("MS Group").

     This Schedule I dated as of September 17, 1996 (as amended, supplemented or otherwise modified from time to time) hereby lists the Subsidiary Guarantors party to the above-referenced Subsidiary Guarantee Agreement:

           Princeton Development Corporation, a Missouri corporation

                                                                 Annex 1 to the
                                                  Subsidiary Guarantee Agreement

                         SUPPLEMENT NO. ______ dated as of _________, to the
                    Subsidiary Guarantee Agreement dated as of September 17, 1996, among each of the subsidiaries listed on Schedule I thereto (each such subsidiary individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of PREMIUM STANDARD FARMS, INC., a Delaware corporation (the "Company"), and MORGAN STANLEY GROUP INC., as Initial Purchaser (the "Initial Purchaser") for its benefit and the benefit of the other Purchasers and holders of Notes (as defined in the Note Purchase Agreement referred to below).

     Reference is made to the Note Purchase Agreement dated as of September 17, 1996 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), among PSF Holdings, L.L.C., a Delaware limited liability company (the "Guarantor"), the Company, and the Initial Purchaser. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement or, if not defined therein, in the Subsidiary Guarantee Agreement.

     The Subsidiary Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Purchasers to purchase Notes. Pursuant to
Section 6.11(c) of the Note Purchase Agreement, each Subsidiary (other than an Inactive Subsidiary) of the Company that was not in existence or not such a Subsidiary on the date of the Note Purchase Agreement is required to enter into the Subsidiary Guarantee Agreement as a Subsidiary Guarantor upon becoming such a Subsidiary (or upon ceasing to be an Inactive Subsidiary). Section 18 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries of the Company may become Subsidiary Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Company (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Note Purchase Agreement to become a Subsidiary Guarantor under the Subsidiary Guarantee Agreement in order to induce the Purchasers to purchase additional Notes and as consideration for Notes previously purchased.

     Accordingly, the Initial Purchaser and the New Subsidiary Guarantor agree as follows:

     SECTION 1. In accordance with Section 18 of the Subsidiary Guarantee Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Subsidiary Guarantor" in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary Guarantor. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Subsidiary Guarantor represents and warrants to the Initial Purchaser and the Purchasers and holders of Notes that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Initial Purchaser shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Initial Purchaser. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subsidiary Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 13 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Company.

     IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Initial Purchaser have duly executed this Supplement to the Subsidiary Guarantee Agreement as of the day and year first above written.



                                        [Name Of New Subsidiary Guarantor],

                                        By
                                          -----------------------------------
                                          Name:
                                          Title:
                                          Address:
                                                   --------------------------

                                                    -------------------------

                                                    -------------------------


                                        MORGAN STANLEY GROUP INC., as
                                        Initial Purchaser,

                                        By
                                          -----------------------------
                                          Name:
                                          Title: